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                                                                    EXHIBIT 10.5


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                                OPTION AGREEMENT

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            This OPTION AGREEMENT (the "Agreement") dated effective as of
February 1, 1995, provides for the granting of an option by Jungle Jim's Playlands, Inc., a Delaware corporation (the "Corporation"), to Nabil N. El-Hage, an employee of the Corporation (the "Optionee");

            The Corporation and the Optionee have concurrently herewith entered into an Executive Employment Agreement (the "Employment Agreement"), to which this Agreement is attached as Exhibit A and incorporated by reference. In connection with such Employment Agreement, the Board of Directors of the Corporation has determined that the Optionee is to be granted an option to buy shares of the Corporation's common stock, par value $.01 per share (the "Shares"), on the terms and subject to the conditions hereinafter provided.

            1. Number of Shares: Option Price. The Corporation hereby grants to the Optionee an option (the "Option") to purchase Two Million (2,000,000) Shares at a price of One Dollar Ten Cents ($1.10) per Share, One Million (1,000,000) Shares at a price of One Dollar Sixty-Five Cents ($1.65) per Share and One Million (1,000,000) Shares at a price of Two Dollars and Twenty Cents ($2.20) per Share (collectively, the "Option Shares," and the various prices being collectively referred to as the "Per Share Exercise Price") on the terms and subject to the conditions set forth herein. The Optionee shall not have any of the rights of a stockholder with respect to the Shares covered hereby unless and until the valid exercise of this Option in accordance with the terms and conditions contained herein. The Option shall be a nonqualified or nonstatutory stock option within the meaning of the Internal Revenue Code of 1986, as amended.

            2. Period of Option and Conditions of Exercise.

                  (a) The term of this Option Agreement and the Option covered hereby shall commence on the date hereof (the "Date of Grant") and terminate upon the earlier of: (i) the expiration of eight (8) years from the Date of Grant (the "Expiration Date"), and (ii) the time at which the Option is completely terminated pursuant to Section 3 below.
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Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

                  (b) The Option shall become exercisable as to one-sixteenth of the Option Shares on a pro rata basis three (3) months after the Date of Grant and as to an additional one-sixteenth of the Option Shares on a pro rata basis upon each of the next fifteen succeeding three-month anniversary dates of the Date of Grant thereafter. Upon the (i) liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary or (ii) merger or consolidation of the Corporation with or into another corporation resulting in the stockholders of the Corporation immediately prior to such transaction owning less than a majority of the outstanding voting stock of the surviving or successor entity, or the sale of all or substantially all of the Corporation's assets, the Option shall become exercisable in full.

                  (c) If, prior to the date upon which this Option has become exercisable with respect to all of the Option Shares, the Corporation determines to effect a transaction (including, without limitation, a merger, consolidation or sale of all or substantially all of the Corpora- tion's assets in one transaction) in which the previously outstanding Shares are changed into or exchanged for common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each, a "Transfer Event"), the Option shall be exercisable, subject to the satisfaction of the conditions to exercisability provided in Section 2(b) hereof, for the same property into which the number of Shares for which the Option shall be exercisable would have been changed into or exchanged for had such exercise occurred immediately prior to such Transfer Event (and the provisions of Section 5 hereof, permitting payment of the exercise price in shares or withholding of shares to pay the exercise price or withholding obligations shall be modified to the extent practicable so as to be applicable to the property into which such shares have been changed into or exchanged for).

                  (d) The Option may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. The right of the Optionee to purchase Option Shares may be exercised in whole at any time or in part from time to time to the extent the Option has become exercisable in accordance with
Section 2(b) hereof and prior

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to the earlier of: (1) the Expiration Date, and (ii) as to any portion of the
Option, the time at which such portion is terminated pursuant to Section 3 below.

            3.  Termination Upon Termination of Employment.

                  (a) If the Optionee's employment with the Corporation or its subsidiaries terminates for Cause (as defined in Section 7(c) of the Employment Agreement), the Option shall immediately terminate.

                  (b) If the Optionee shall die while an employee of the Corporation or a subsidiary, to the extent the Option is exercisable on the date of such death, the Optionee's estate shall be permitted to exercise the Option as to the portion then exercisable and the Option shall not terminate, until the earlier of (i) one year after the Date of Death, and (ii) the Expiration Date.

                  (c) If the Optionee's employment with the Corporation or its subsidiaries terminates by reason of Disability (as defined in section 7(b) of the Employment Agreement), to the extent the Option is exercisable on the date of such Disability, the Optionee shall be permitted to exercise the Option as to the portion then exercisable and the Option shall not terminate, until the earlier of: (i) one year following the date of Disability, and (ii) the Expiration Date.

                  (d) If the Optionee's employment with the Corporation or its subsidiaries shall terminate by reason of resignation by the Optionee (other than for Good Cause, as defined in the Employment Agreement), to the extent the Option is exercisable on the date of such resignation, the Optionee shall be permitted to exercise the Option as to the portion then exercisable and the Option shall not terminate, until the earlier of: (i) the thirtieth day following the date of resignation, and (ii) the Expiration Date.

                  (e) If the Optionee's employment with the Corporation or its subsidiaries shall otherwise terminate, to the extent the Option is exercisable on the date of such termination, the Optionee shall be permitted to exercise the Option as to the portion then exercisable and the Option shall not terminate, until the earlier of: (i) the one hundred eightieth day following the date of such termination, and (ii) the Expiration Date.

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            4. Non-Transferability of Option; Death of Optionee. The Option and
this Option Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution, or to a trust of which Optionee is the trustee, and of which the Optionee, his spouse and/or his lineal descendants are the beneficiaries; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee, and, in the event of the death of the Optionee, only by the Optionee's estate or, either during the Optionee's lifetime or upon his death, by the trustee if the Option has been transferred to a trust in accordance with this Section. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

            5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee or his or her estate shall deliver to the Corporation written notice specifying the number of Option Shares which he or she elects to purchase and a date, not more than ninety (90) day after the date of such notice, upon which such Shares shall be purchased and payment therefor shall be made. Upon delivery to the Corporation on such date of either (i) cash or certified or bank cashier's check payable to the order of the Corporation, in an amount equal to the product of the number of Option Shares specified in such notice and the Per Share Exercise Price (such product being referred to as the "Current Exercise Price") or (ii) shares of Common Stock registered in the name of Employee (including by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of the Option) which shares of Common Stock have a Fair Market Value, as defined below, equal to the Current Exercise Price of the Option Shares purchased, together with payment, by cash or certified or bank cashier's check payable to the order of the Corporation or by such other method as shall be acceptable to the Corporation, of such amount as the Corporation deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon, the Option Shares so purchased shall thereupon be promptly delivered to the Optionee or his estate. Provided, however,

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that if any securities or other law or regulation of any commission or agency of competent jurisdiction shall require the Corporation or the exercising Optionee to take any action with respect to the Shares acquired by the exercise of an Option, then the date upon which the Corporation shall issue or cause to be issued the certificate or certificates for the Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided, that the Corporation and the Optionee shall each use its best efforts to take all necessary action to comply with such requirements of law or regulation. Notwithstanding the foregoing, the Optionee may elect to satisfy any withholding obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of the Option or (ii) by delivering to the Corporation shares of Common Stock already owned by the Optionee, in each case having a Fair Market Value equal to the amount of such withholding obligations. The Fair Market Value of such shares shall be determined as of the date that the amount of tax to be withheld is to be determined. For purposes of this Agreement, the "Fair Market Value" per share of the Corporation's Common Stock on any date shall be deemed to be the closing price of the Common Stock on the principal national securities exchange on which the Corporation's Common Stock is then listed or admitted to trading, if the Common Stock is then listed or admitted to trading on any national securities exchange. The closing price shall be the last reported sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, as reported by said exchange. If the Corporation's Common Stock is not then so listed on a national securities exchange, the fair market value per share of the Corporation's Common Stock on any date shall be deemed to be the closing price (the last reported sale price regular way) in the over-the-counter market as reported by the NASDAQ National Market System, if the Common Stock closing price is then reported on the NASDAQ National Market
System, or, if the Corporation's Common Stock is not then reported by NASDAQ National Market System, shall be deemed to be the mean between the representative closing bid and asked prices of the Corporation's Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the
Corporation's Common Stock is not then quoted by NASDAQ, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the

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Corporation for that purpose. If no member of the National Association of
Securities Dealers, Inc. furnishes quotes with respect to the Corporation's Common Stock, such fair market value shall be determined by resolution of the Corporation's Board of Directors. Notwithstanding the foregoing provisions of this Section, if the Corporation shall at any time determine it is impracticable to apply the foregoing methods of determining Fair Market Value, the Corporation's Board of Directors is empowered to adopt other reasonable methods of determining Fair Market Value for such purpose.

            6. Specific Restrictions Upon Option Shares. The Optionee hereby agrees with the Corporation as follows:

                  (a) The Optionee shall acquire the Option Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "1933 Act"), and shall not dispose of any Option Shares in transactions which, in the opinion of counsel to the Corporation, violate the 1933 Act, or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

                  (b) If any Option Shares shall be registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any Option Shares shall be made by the Optionee (or any other persons) under such circumstances that he or she (or such person) may be deemed an underwriter, as defined in the 1933 Act; and further

                  (c) The Optionee agrees that the Corporation shall have the authority to endorse upon the certificate or certificates representing the Option Shares such legends referring to the foregoing restrictions, any restrictions resulting from the fact that the Optionee is a party to the Stockholders' Agreement and any other applicable restrictions as it may deem appropriate.

             7. Adjustments. In the event of the declaration of any stock dividend on the Common Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, stock split, reverse stock split, combination or exchange of the Common Stock or like adjustments, the number of Shares subject to any Option granted pursuant to this Plan, and/or the Per Share Exercise

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Price, shall be adjusted by appropriate changes in this Agreement and in any
Options outstanding pursuant to this Agreement. In the event of the payment of any dividend or other distribution of cash or property in respect of the Common Stock after the Date of Grant and prior to exercise of the Option, the exercise price per share of the Option shall be reduced by the amount of cash or the fair market value (as determined in good faith by the Board of Directors) of any other property per share so paid.

            8. Stockholders Agreement. Optionee is a party to the Amended and Restated Stockholders and Voting Agreement dated as of April 29, 1994 by and between the Corporation and the persons listed on Schedule I thereto (the "Stockholders Agreement"). Optionee shall be subject to all of the terms and provisions of the Stockholders Agreement as a "Management Stockholder" within the meaning of Section 2.01(a)(ii) thereof (but not as to any shares of capital stock of the Corporation held by Optionee as of the date hereof) if (but only
if) Optionee shall be terminated for Cause under the Employment Agreement or Optionee shall violate the provisions of the Nondisclosure/Noncompetition Agreement dated as of the date hereof between Optionee and the Corporation. Optionee shall in any event remain subject to all of the term and provisions of the Stockholders Agreement applicable to the "Stockholders".

            9. Notice. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Optionee at his or her address set forth below or such other address as he or she may designate in writing to the Corporation, and to the Corporation at 9000 Wurzbach, San Antonio, Texas 78240, Attention:
President, or such other address as the Corporation may designate in writing to the Optionee.

            10. Failure to Enforce Not a Waiver. The failure of the Corporation to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

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            11. Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of Delaware.









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            IN WITNESS WHEREOF, the Corporation has executed this Option on the day and year first above written.


                                        JUNGLE JIM'S PLAYLANDS, INC.

                                        By: /s/ Mark E. Jennings
                                           ---------------------------


The undersigned hereby accepts, and agrees to all terms and provisions of the foregoing Option Agreement.


                                          /s/ Nabil N. El-Hage
                                          ---------------------------
                                          Signature

                                          Printed Name and Address:
                                          Nabil N. El-Hage

                                          153 North Avenue
                                          ---------------------------
                                          Weston, MA  02193
                                          ---------------------------



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                                  AMENDMENT TO
                                OPTION AGREEMENT

            AMENDMENT TO OPTION AGREEMENT (this "Amendment"), dated as of April 11, 1997, among Jeepers! Inc., a Delaware corporation (the "Company"), and Nabil
N. El-Hage ("Optionee").

                                    RECITALS

      A. The Company and Optionee previously entered into an Option Agreement, dated as of February 1, 1995 (the "Existing Option Agreement"), under which the Company has granted Optionee options to buy shares of the Company's Common Stock.

      B. The Company and Optionee wish to enter into this Amendment in order to modify the Per Share Exercise Price of such options.

      In consideration of the foregoing, the Company and Optionee agree as follows:

                                    SECTION 1

                    Amendment to Existing Option Agreement
                    --------------------------------------

      Section 1 of the Existing Option Agreement is amended by (i) deleting the reference in such Section to the amount "One Dollar Ten Cents ($1.10)" and inserting in lieu thereof the amount "Fifty Five Cents ($0.55)", (ii) deleting the reference in such Section to "One Dollar Sixty-Five Cents ($1.65)" and inserting in lieu thereof the amount "Fifty-Five Cents ($0.55)", and (iii) deleting the reference in such Section to "Two Dollars and Twenty Cents ($2.20)" and inserting in lieu thereof the amount "Fifty Five Cents ($0.55)".

                                    SECTION 2

                                  Miscellaneous
                                  -------------

      (a) Effective Date. This Amendment shall be effective as of the date hereof upon the execution and delivery hereof by the Company and Optionee. Except as expressly amended herein, the Existing Option Agreement shall remain in full force and effect in accordance with its terms.
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      (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

      (c) Entire Agreement. This Amendment contains the entire agreement of the parties hereto and supersedes any and all prior agreements, oral or written, and negotiations between said parties, regarding the subject matter hereof.

      IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Company and Optionee.


                                   /s/ Nabil N. El-Hage
                                   --------------------------
                                   Nabil N. El-Hage


                                   COMPANY:

                                   JEEPERS! INC.


                                   By: /s/ Kenneth J. Sanginario
                                      ----------------------------
                                      Name: K. Sanginario
                                      Title: Chief Financial Officer


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